Exhibit 10.1

AMENDMENT NO. 2

to

EMPLOYMENT AGREEMENT

dated December 11, 2017

by and between

AXIS Specialty U.S. Services, Inc. (the “Company”)

and

Peter Vogt (the “Executive”)

Dated: June 17, 2021

WHEREAS, the Company and the Executive entered into an employment agreement dated December 11, 2017, subsequently amended by Amendment No. 1 dated October 2, 2020 (the “Agreement”); and

WHEREAS, the Compensation Committee of the Board of Directors of AXIS Capital Holdings Limited, the Company and the Executive have determined that it is in the best interests of the Company, AXIS Capital Holdings Limited and its shareholders to amend certain components of the Executive’s compensation;

NOW, THEREFORE, the Agreement is hereby amended, effective as of July 1, 2021, as follows:

1.	Section 2(a) of the Agreement (Compensation and Benefits) is hereby amended to replace the reference to “$550,000” in the first line thereof with “$675,000”.

2.	Section 2(b) of the Agreement (Compensation and Benefits) is hereby amended to replace the reference to “115%” in the second line thereof with “125%”.

3.	Section 2(c) of the Agreement (Compensation and Benefits) is hereby amended to replace the reference to “$1,000,000” in the third line thereof with “$1,200,000”.

4.	Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first above written.

AXIS SPECIALTY U.S. SERVICES, INC.

	By:	/s/ Noreen McMullan
	Name:	Noreen McMullan
	Title:	Executive Vice President

Accepted and Agreed:

/s/ Peter Vogt
Peter Vogt